Sales Contract of Helpson Medical & Biotechnology Co., Ltd.

Date: September.16, 2009 Contract No. HPS200909-024

Signed at:

Arrival port:

Custom No.:

Business No.:

According to the related stipulation of "People's Republic of China Law of contract", after consulting unanimously, both sides sign this contract:

NO.	Name of Commodity ,Specifications	Unit	Quantity	Unit Price(RMB )	Total Amount (RMB)	Time of Shipment
Buflomedil 0.15g*24	Box	168000	¥13.50	¥2,268,000.
Cefaclor 0.125g*12	Box	162000	¥6.40	¥1,036,800.
Andrographolide50mg*24	Box	180000	¥5.60	¥1,008,000
Bumetanide for Injection 1mg*10	Box	32400	¥54.00	¥1,749,600
Ograzel Injection 40mg*10	Box	140000	¥16.00	¥2,240.000

Total Value( in letter ) EIGHT MILLION THREE HUNDRED AND TWO THOUSAND FOUR HUNDRED ONLY
Buyer	Anhui Fuyang Xinte Pharmaceutical Company	Seller	Helpson Medical & Biotechnology Co., Ltd.
Address	NO. 6 Shahe RD Anhui City China	Address	No.17, Jinpan RD, Haikou, Hainan, China
tax	tax	4	6	0	1	0	0	6	2	0	0	0	9	3	3	X
Bank &account No	Bank &account No	Commercial Bank Jinpan Branch 22010201119000024276
representative	representative
Telephone	Telephone	0898-66811911 66818282
Fax	Zip Code	Fax	0898-66819024	Zip code	570216

General Terms:

1	Quality :The supplier provides the product guaranteed conforms to the national related drugs quality specification

2	Packing: Packing conforms to the national related laws and regulations requirement, conforms to the shipment requirement

3	Delivery Term: a\ by buyer b\ collection c\ by the third party

4	Destination: 1. Warehouse of supplier 2. the arrival station of railway/ship/road/air at suppliers’ location; 3. the station of railway/ship/road / air at the buyers’ location.

5	Transportation: 1. railway 2. road 3. ship 4. air

6	Transport expense: 1.paid by supplier 2. paid by buyer

7	Payment: 1. wire via bank 2. bill 3. check 4. cash 5. collection

8	Time of Payment: Three months When the payment excesses the deadline, seller has the right to stop shipment.

9	Buyer should check at once at the arrival of the goods at the port of destination, , if having any claims, buyers should ask for certificate from shipper, fax the certificate to sellers within 7days.

10	The seller undertake the complete responsibility of quality of the drugs sold and assure the prompt goods supply, the non-quality reason does not permit to return goods

11	Violation responsibility: According to rules of "People's Republic of China Law of contract" and "Industry and mining Product Purchase and sale contract Rule"

12	The above third , fourth , fifth , sixth , seventh items which marked x are the execution way for both sides agrees

13	Dispute settlement: All the disputes will be settled under the plaintiff .locus people’s court.

14	Other items

(1)	Partial delivery and partial settlement was permitted for the cargo under this contract.

(2)

Only if in contract special regulation, buyer should make the payment to seller according to contract as soon as he receives the cargo, Nobody can draw the money or the cargo without a formal notice of seller.

(3)	Contract will be effective after signed by bilateral representatives.

(4)	If there is a lawsuit because of payment, the non-prevailing party will pay the legal fee, attorney fee and travel expense.